UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Eagle Pharmaceuticals, Inc., or the Company, held its 2022 annual meeting of stockholders, or the Annual Meeting, on July 28, 2022, at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the below proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A, or the 2022 Proxy Statement, filed with the U.S. Securities and Exchange Commission on June 15, 2022. The following sets forth the certified voting results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

(i) The stockholders elected three directors to serve as members of the Company’s board of directors until the 2025 annual meeting of stockholders. The stockholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of the three director nominees.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Scott Tarriff	8,634,297	2,406,987	402,086
Jennifer K. Simpson	6,165,402	4,875,882	402,086
Luciana Borio	8,639,426	2,401,858	402,086

There were no abstentions with respect to this proposal.

(ii) The stockholders ratified the selection by the audit committee of the Company’s board of directors of Ernst & Young, LLP as the independent registered public accounting firm of the Company for fiscal year 2022. There were 11,359,565 votes cast for the proposal; 5,424 votes cast against the proposal; 78,381 abstentions; and there were no broker non-votes.

(iii) The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2022 Proxy Statement. There were 10,480,633 votes cast for the proposal; 532,205 votes cast against the proposal; 28,446 abstentions; and there were 402,086 broker non-votes.

(iv) The stockholders voted, on an advisory basis, on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers. There were 10,860,034 votes cast for one year; 3,104 votes cast for two years; 172,162 votes cast for three years; 5,984 abstentions; and there were 402,086 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2022	EAGLE PHARMACEUTICALS, INC.

By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer